INVENTORIES	6 Months Ended
Jun. 30, 2016
Inventory Disclosure [Abstract]
INVENTORIES
INVENTORIES

Inventories consisted of the following:

	June 30, 2016	December 31, 2015	June 30, 2015
	($ in millions)
Supplies	$60.9	$86.5	$41.6
Raw materials	82.1	91.5	70.1
Work in process	102.8	105.8	32.9
Finished goods	423.4	445.3	143.0
	669.2	729.1	287.6
LIFO reserve	(33.0)	(43.9)	(66.0)
Inventories, net	$636.2	$685.2	$221.6

In conjunction with the Acquisition, we obtained inventories with a fair value of $456.4 million as of October 5, 2015. Inventories are valued at the lower of cost or market. For U.S. inventories, inventory costs are determined principally by the dollar value last-in, first-out (LIFO) method of inventory accounting while for international inventories, inventory costs are determined principally by the first-in, first-out (FIFO) method of inventory accounting. Cost for other inventories has been determined principally by the average-cost method (primarily operating supplies, spare parts and maintenance parts). Elements of costs in inventories included raw materials, direct labor and manufacturing overhead. Inventories under the LIFO method are based on annual estimates of quantities and costs as of year-end; therefore, the condensed financial statements at June 30, 2016 reflect certain estimates relating to inventory quantities and costs at December 31, 2016. The replacement cost of our inventories would have been approximately $33.0 million, $43.9 million and $66.0 million higher than reported at June 30, 2016, December 31, 2015 and June 30, 2015, respectively.